Dear Shareholder:

Oppenheimer World Bond Fund has had a positive year, particularly during the past six months. In fact, as of October 31, 1996, the Fund's 1-year total return at net asset value was 14.14% and its dividend return was 9.11%.(1) The Fund's success this year can be attributed to all three of its investment allocations: foreign fixed income securities, U.S. government securities and lower-rated, high yield domestic corporate bonds.

The success of our foreign exposure stems from several key factors. First, we were overweighted in emerging markets and high-yielding European markets, two sectors that performed tremendously, over the period. And, because we were underweighted in Japan, the slower-than-expected recovery of the Japanese market has not affected the Fund's performance.

Investment Breakdown:
Oppenheimer World Bond
Fund as of 10/31/96(3)

[graph]

Foreign government obligations: 32.1%
U.S. government obligations: 29.5%
U.S. corporate bonds & notes: 17.0%
Structured notes: 10.2%
Foreign corporate bonds & notes: 6.7%
Short-term securities: 4.5%

The U.S. component of the portfolio also performed well during the period. Interest rates, which have recently leveled off, rose from 6% in January to about 7% in July driven by investors' concerns that strong U.S. economic growth would trigger high inflation. Because a large percentage of the U.S. government allocation -- about 70% -- was invested in higher-yielding mortgage-backed securities, the Fund benefited from a reduction in prepayment risk. That's because when interest rates rise, homeowners are less likely to refinance their homes. This high concentration of mortgage-backed securities also played a significant role in protecting principal and enhancing yield.(2)

In addition, the overall average maturity of our U.S. government holdings is usually limited to three years, but over the last six months, we have taken an even more conservative approach, maintaining an average maturity of two and a half years. This positioning can be advantageous to shareholders because shorter maturities result in lower price sensitivity to fluctuations in interest rates.

Our holdings in lower-rated U.S. high yield corporate bonds have also reported positive results. Over this past year, cash flows into high yield mutual funds have continued to climb at a record pace, largely due to pension fund money from the aging baby boomer generation. Also significant is that against all odds, the U.S. has continued to experience six years of steady, noninflationary growth. Finally, much to the surprise of many investors, default rates were low this year -- currently below 2% -- even on mature bonds which typically default at higher rates.

During the period, we have bean decreasing our holdings in higher-yielding European markets, specifically Italy, Spain, Sweden and Portugal. As these markets have rallied, we've been taking profits in those investments that have done very well. And, as we mentioned earlier, we've had a tremendous run in emerging markets and have modified our exposure so the Fund can continue to take advantage of the strong performance in this sector.

Looking forward, we remain optimistic that the global fixed income markets will continue to offer the potential for higher yields, as well as for capital appreciation. And we're confident that by diversifying investments throughout the world, we should be positioned to participate in any economic environment.

Thank you for your confidence in OppenheimerFunds. We look forward to helping you meet your financial goals in the future.

Sincerely,

[BRIDGET A. MACASKILL]

Bridget A. Macaskill
President
Oppenheimer World Bond Fund

November 21, 1996

Since the Fund's last shareholder report, a shareholder meeting was held at which the proposed change in the Fund's investment policy was approved so that the Fund is no longer required to invest at least 65% of its total assets in U.S. or foreign government securities. The Fund adopted a policy that it shall invest at least 65% of its assets in bonds, with at least 50% of its total net assets in foreign securities. Also, the Fund's name was changed to Oppenheimer World Bond Fund.

1. Total return is based on the change in net asset value per share from 10/31/95 to 10/31/96, without deducting any brokerage costs. Dividend return is determined by annualizing the October 1996 dividend of $0.056 and dividing by the closing price on the New York Stock Exchange of $7.38 per share on 10/25/96 (payment date). Past performance does not guarantee future results.

2. Mortgage-backed securities involve risks from early prepayment if underlying mortgage that can affect the Fund's income and principal value.

3. Portfolio composition is subject to change. Chart is based on total investments at market value rather than net assets.

STATEMENT OF INVESTMENTS October 31, 1996
Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                ---------------      ----------
MORTGAGE-BACKED OBLIGATIONS  --  22.4%
GOVERNMENT AGENCY  --  20.7%
FHLMC/FNMA/Sponsored  --  7.2%
Federal Home Loan Mortgage Corp.:
  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
  Participation Certificates, Series 1343, Cl. LA, 8%, 8/15/22.............     $       229,000      $   237,588
  Interest-Only Stripped Mtg.-Backed Security, Trust 177, Cl. B,
     6.698%-6.972%, 7/15/26 (2)............................................           8,535,380        3,044,730
  Mtg.-Backed Certificates, 11.50%, 1/1/18.................................             128,299          145,205
  Mtg.-Backed Certificates, 13%, 5/1/19....................................             476,877          562,081
                                                                                                     -----------
                                                                                                       3,989,604
                                                                                                     -----------
GNMA/Guaranteed  --  13.5%
Government National Mortgage Assn.:
  6%, 11/15/26 (3).........................................................             500,000          500,938
  7%, 1/15/24-5/15/24......................................................           3,504,944        3,458,009
  7.50%, 5/15/24-1/15/26...................................................             601,915          604,468
  7.50%, 11/15/26 (3)......................................................           2,500,000        2,507,825
  11%, 11/15/26 (3)........................................................             160,610          182,843
  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
     Pass-Through Certificates, Series 1994-5, Cl. PQ, 7.493%, 7/16/24.....             150,000          151,031
                                                                                                     -----------
                                                                                                       7,405,114
                                                                                                     -----------
PRIVATE  --  1.7%
Commercial  --  1.3%
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
  Series 1996-C1, Cl. E, 7.51%, 2/15/28 (4)(5).............................             553,342          449,590
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates, Series
  1995-C1, Cl. F, 6.90%, 2/25/27...........................................             189,088          160,843
Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
  Series 1995-C4, Cl. E, 8.80%, 6/25/26 (4)(5).............................             100,000           83,344
                                                                                                     -----------
                                                                                                         693,777
                                                                                                     -----------
Multi-Family  --  0.4%
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through Certificates,
  Series 1996-MC1, Cl. G, 7.15%, 6/15/06 (5)...............................             250,000          197,813
                                                                                                     -----------
Total Mortgage-Backed Obligations (Cost $11,977,642).......................                           12,286,308
                                                                                                     -----------

U.S. GOVERNMENT OBLIGATIONS  --  8.4%
U.S. Treasury Nts.:
  6.25%, 2/15/03 (6)(14)...................................................           3,275,000        3,287,281
  6.375%, 8/15/02..........................................................           1,331,000        1,345,818
                                                                                                     -----------
Total U.S. Government Obligations (Cost $4,562,243)........................                            4,633,099
                                                                                                     -----------

Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                --------------       ----------
FOREIGN GOVERNMENT OBLIGATIONS  --  33.5%
Argentina  --  1.4%
Argentina (Republic of):
  Par Bonds, 5.25%, 3/31/23 (7)............................................     $       500,000      $   296,250
  Treasury Bills, Zero Coupon, 10.156%, 11/15/96 (8) (ARP).................             250,000          249,490
Buenos Aires (Province of) Bonds, 10%, 3/5/01 (DEM)........................             332,000          230,425
                                                                                                     -----------
                                                                                                         776,165
                                                                                                     -----------
Australia  --  1.8%
First Australia National Mortgage Acceptance Corp. Ltd. Bonds, Series 22,
  11.40%, 12/15/01 (AUD)...................................................             432,650          376,312
New South Wales Treasury Corp. Gtd. Bonds,
  12%, 12/1/01 (14)(AUD)...................................................             660,000          630,207
                                                                                                     -----------
                                                                                                       1,006,519
                                                                                                     -----------
Brazil  --  2.2%
Banco Estado Minas Gerais, 8.25%, 2/10/00..................................             500,000          475,000
Brazil (Federal Republic of) Nts.,
  Banco Estado Minas Gerais, 7.875%, 2/10/99...............................              20,000           19,225
Telecomunicacoes Brasileiras SA Bonds, 13%, 2/5/99 (ITL)...................       1,050,000,000          738,327
                                                                                                     -----------
                                                                                                       1,232,552
                                                                                                     -----------
Bulgaria  --  1.4%
Bulgaria (Republic of):
  Front-Loaded Interest Reduction Bearer Bonds,
     Tranche A, 2.25%, 7/28/12 (7).........................................           1,600,000          511,500
  Interest Arrears Bonds, 6.688%, 7/28/11 (4)..............................             525,000          231,000
                                                                                                     -----------
                                                                                                         742,500
                                                                                                     -----------
Canada  --  3.1%
Canada (Government of) Real Return Debs.,
  4.517%, 12/1/21 (9)(14) (CAD)............................................           2,055,000        1,676,399
                                                                                                     -----------
Costa Rica  --  0.5%
Central Bank of Costa Rica Interest Claim Bonds, Series A, 6.344%, 5/21/05
  (4)......................................................................             306,965          293,919
                                                                                                     -----------
Denmark  --  1.7%
Denmark (Kingdom of) Bonds, 8%, 11/15/01 (DKK).............................           4,960,000          934,535
                                                                                                     -----------
Great Britain  --  4.9%
United Kingdom Treasury Nts., 13%, 7/14/00 (14) (GBP)......................           1,385,000        2,676,798
                                                                                                     -----------
Italy  --  1.4%
Italy (Republic of):
  Sr. Unsec. Unsub. Global Bonds, 0.563%, 7/26/99 (4) (JPY)................          54,000,000          477,259
  Treasury Bonds, Buoni del Tesoro Poliennali, 10.50%, 7/15/00 (ITL).......         430,000,000          311,650
                                                                                                     -----------
                                                                                                         788,909
                                                                                                     -----------

Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                ---------------      ----------
Jordan  --  2.1%
Hashemite Kingdom of Jordan Interest Arrears Bonds, 6.625%, 12/23/05 (4)...     $     1,300,000      $ 1,153,750
                                                                                                     -----------
Mexico  --  5.7%
Banco Nacional de Comercio Exterior SNC International Finance BV Gtd. Nts.,
  8%, 8/5/03...............................................................             725,000          642,078
Bonos de la Tesoreria de la Federacion, Zero Coupon:
  29.172%, 7/3/97 (8) (MXP)................................................           2,400,000          249,306
  28.589%, 7/31/97 (8) (MXP)...............................................           1,400,000          142,727
  27.799%, 9/4/97 (8) (MXP)................................................           2,435,000          242,775
United Mexican States Bonds, 10.375%, 1/29/03 (DEM)........................           2,685,000        1,866,180
                                                                                                     -----------
                                                                                                       3,143,066
                                                                                                     -----------
Norway  --  1.2%
Norwegian Government Bonds, 9.50%, 10/31/02 (NOK)..........................           3,720,000          674,829
                                                                                                     -----------
Panama  --  1.1%
Panama (Republic of):
  Debs., 6.629%, 5/10/02 (4)...............................................             276,923          266,539
  Interest Reduction Bonds, 3.50%, 7/17/14 (7).............................             500,000          328,750
                                                                                                     -----------
                                                                                                         595,289
                                                                                                     -----------
Poland  --  1.0%
Poland (Republic of) Treasury Bills, Zero Coupon:
  21.469%, 12/4/96 (8)(PLZ)................................................             750,000          262,449
  20.376%, 3/19/97 (8)(PLZ)................................................             800,000          265,489
                                                                                                     -----------
                                                                                                         527,938
                                                                                                     -----------
Portugal  --  1.1%
Portugal (Republic of) Bonds, Obrigicion do tes Medio Prazo, 11.875%,
  2/23/00 (PTE)............................................................          83,000,000          622,079
                                                                                                     -----------
Sweden  --  1.7%
Sweden (Kingdom of) Bonds, Series 1030, 13%, 6/15/01 (SEK).................           4,800,000          917,090
                                                                                                     -----------
Venezuela  --  1.2%
Venezuela (Republic of):
  Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07 (4).....             300,000          250,125
  Front-Loaded Interest Reduction Bonds, Series B, 6.50%, 3/31/07 (4)......             250,000          208,438
  New Money Bonds, Series B, 6.625%, 12/18/05 (4)..........................             250,000          206,875
                                                                                                     -----------
                                                                                                         665,438
                                                                                                     -----------
Total Foreign Government Obligations (Cost $17,649,231)....................                           18,427,775
                                                                                                     -----------

Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                ---------------      ----------
LOAN PARTICIPATIONS  --  5.0%
Algeria (Republic of) Reprofiled Debt Loan Participation, Tranche A,
  6.625%, 9/4/06 (4)(5)....................................................     $     1,500,000      $ 1,068,750
Colombia (Republic of) Concorde Loan Participation, 8.625%, 1/31/98
  (4)(5)...................................................................              70,000           69,300
Jamaica (Government of) 1990 Refinancing Agreement Nts.:
  Tranche A, 5.531%, 10/16/00 (4)(5).......................................             145,833          140,729
  Tranche B, 6.312%, 11/15/04 (4)(5).......................................             660,000          561,000
Morocco (Kingdom of) Loan Participation Agreement:
  Tranche A, 6.437%, 1/1/09 (4)............................................             510,000          404,653
  Tranche B, 6.437%, 1/1/04 (4)............................................              88,235           78,309
Trinidad & Tobago Loan Participation Agreement, Tranche A, 1.772%, 9/30/00
  (4)(5)(JPY)..............................................................          48,000,000          375,593
United Mexican States, Combined Facility 3, Loan Participation Agreement,
  Tranche A, 6.563%, 9/20/97 (4)(5)........................................              33,360           28,815
                                                                                                     -----------
Total Loan Participations (Cost $2,462,804)................................                            2,727,149
                                                                                                     -----------
CORPORATE BONDS AND NOTES  --  20.6%
BASIC INDUSTRY  --  2.4%
Chemicals  --  0.4%
ISP Holdings, Inc., 9% Sr. Nts., 10/15/03 (10).............................             200,000          203,000
                                                                                                     -----------
Metals/Mining  --  0.4%
Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06 (10).....................             200,000          207,000
                                                                                                     -----------
Paper  --  1.6%
APP International Finance Co. BV, 11.75% Gtd. Sec. Nts., 10/1/05...........             100,000          103,250
Asia Pulp & Paper International Finance Co., Zero Coupon Asian Currency
  Nts., 16.551%, 5/15/97 (8)(IDR)..........................................         700,000,000          274,273
Buckeye Cellulose Corp., 9.25% Sr. Sub. Nts., 9/15/08 (14).................             200,000          204,000
Indah Kiat International Finance Co. BV, 12.50% Sr. Sec. Gtd. Nts., Series
  C, 6/15/06...............................................................             100,000          108,000
Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts., 2/1/02..........             100,000          101,500
Riverwood International Corp., 10.25% Sr. Nts., 4/1/06.....................              75,000           72,844
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04.......................              25,000           26,937
                                                                                                     -----------
                                                                                                         890,804
                                                                                                     -----------
CONSUMER RELATED  --  3.4%
Consumer Products  --  0.9%
Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts., Series B, 11.623%,
  5/27/98 (8)..............................................................             100,000           86,500
E & S Holdings Corp., 10.375% Sr. Sub. Nts., 10/1/06 (10)..................             150,000          154,687
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05 (10)...............             250,000          283,750
                                                                                                     -----------
                                                                                                         524,937
                                                                                                     -----------

Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                ---------------      ----------
Food/Beverages/Tobacco  --  0.2%
Doane Products Co., 10.625% Sr. Nts., 3/1/06...............................     $        50,000      $    52,250
Foodbrands America, Inc., 10.75% Sr. Sub. Nts., 5/15/06....................              50,000           51,625
                                                                                                     -----------
                                                                                                         103,875
                                                                                                     -----------
Healthcare  --  0.7%
Genesis Health Ventures, Inc. 9.25% Sr. Sub. Nts., 10/1/06 (10)............             150,000          151,125
Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04....             200,000          219,000
                                                                                                     -----------
                                                                                                         370,125
                                                                                                     -----------
Hotel/Gaming  --  1.1%
Capital Gaming International, Inc., Promissory Nts., 8/1/95 (11)...........               2,000               --
Empress River Casino Finance Corp., 10.75% Sr. Gtd. Nts., 4/1/02...........             200,000          215,000
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03.................             100,000           98,875
HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05...............             100,000          101,500
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06......................             200,000          196,500
                                                                                                     -----------
                                                                                                         611,875
                                                                                                     -----------
Textile/Apparel  --  0.5%
Consoltex Group, Inc., 11% Sr. Sub. Gtd. Nts., Series B, 10/1/03...........             100,000           99,000
Polysindo International Finance Co. BV, 11.375% Gtd. Sec. Nts., 6/15/06....              50,000           53,313
WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05...................             150,000          152,250
                                                                                                     -----------
                                                                                                         304,563
                                                                                                     -----------
ENERGY  --  2.3%
Chesapeake Energy Corp.:
  10.50% Sr. Nts., 6/1/02..................................................             100,000          107,375
  9.125% Sr. Nts., 4/15/06.................................................              50,000           50,500
Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06 (10)....................             275,000          286,000
Mesa Operating Co.:
  0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06 (12).........................             250,000          166,250
  10.625% Gtd. Sr. Sub. Nts., 7/1/06.......................................              50,000           53,125
Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08..........................             200,000          167,750
Petroleum Heat & Power Co., Inc.:
  12.25% Sub. Debs., 2/1/05................................................              49,000           54,145
  9.375% Sub. Debs., 2/1/06................................................             150,000          145,500
TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02...................             200,000          213,500
                                                                                                     -----------
                                                                                                       1,244,145
                                                                                                     -----------

Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                ---------------      ----------
FINANCIAL SERVICES  --  4.4%
Banco Bamerindus do Brasil SA:
  10.50% Debs., 6/23/97....................................................     $       275,000      $   273,109
  9% Unsec. Unsub. Bonds, 10/29/98.........................................              90,000           85,275
Banco de Colombia, 5.20% Cv. Jr. Sub. Unsec. Nts., 2/1/99..................             250,000          237,500
Banco Itamarati SA, 11.625% Sr. Unsec. Debs., 11/23/97.....................             250,000          256,719
Banco Mexicano SA, 8% Sr. Unsec. Unsub. Exchangeable Medium-Term Nts.,
  11/4/98..................................................................             100,000           98,938
Bank Internationale Indonesia, Zero Coupon Negotiable CD, 15.912%, 1/6/97
  (8)(IDR).................................................................         720,000,000          300,928
First Nationwide Escrow Corp., 10.625% Sr. Sub. Nts., 10/1/03 (10).........             150,000          158,625
PT Inti Indorayon Utama, Zero Coupon Promissory Nts., 17.234%, 2/12/97
  (8)(IDR).................................................................         700,000,000          286,901
Siam Commercial Bank Public Ltd., Zero Coupon Debs., 10.581%, 11/18/96
  (8)(THB).................................................................           2,500,000           97,703
Snap Ltd., 11.50% Sec. Bonds, 1/29/09 (DEM)................................             900,000          589,960
                                                                                                     -----------
                                                                                                       2,385,658
                                                                                                     -----------
HOUSING RELATED  --  0.6%
NVR, Inc., 11% Sr. Gtd. Nts., 4/15/03......................................             100,000          103,500
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11 (10)..........             250,000          207,031
                                                                                                     -----------
                                                                                                         310,531
                                                                                                     -----------
MANUFACTURING  --  1.5%
Aerospace/Electronics/Computers  --  0.3%
Unisys Corp., 11.75% Sr. Nts., 10/15/04....................................             150,000          153,000
                                                                                                     -----------
Automotive  --  0.8%
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06...............             165,000          172,013
Lear Corp., 9.50% Sub. Nts., 7/15/06 (14)..................................             250,000          258,750
                                                                                                     -----------
                                                                                                         430,763
                                                                                                     -----------
Capital Goods  --  0.4%
Mettler Toledo, Inc., 9.75% Gtd. Sr. Unsec. Unsub. Nts., 10/1/06...........             200,000          205,500
                                                                                                     -----------
MEDIA  --  2.0%
Broadcasting  --  0.2%
SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., Series B, 5/15/06............             100,000          103,375
                                                                                                     -----------

Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                ---------------      ----------
Cable Television  --  1.4%
American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04 (12).........     $        99,579      $    68,212
Bell Cablemedia plc, 0%/11.875% Sr. Disc. Nts., 9/15/05 (12)...............             300,000          225,000
Cablevision Systems Corp.:
  10.50% Sr. Sub. Debs., 5/15/16...........................................              50,000           49,125
  10.75% Sr. Sub. Debs., 4/1/04............................................             200,000          204,500
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts., Series B,
  2/1/06 (12)..............................................................             100,000           61,000
TeleWest plc, 0%/11% Sr. Disc. Debs., 10/1/07 (12).........................             250,000          161,250
                                                                                                     -----------
                                                                                                         769,087
                                                                                                     -----------
Diversified Media  --  0.4%
Universal Outdoor, Inc., 9.75% Sr. Sub. Nts., 10/15/06.....................             200,000          198,500
                                                                                                     -----------
OTHER  --  0.8%
CE Casecnan Water & Energy, Inc., 11.95% Sr. Nts., Series B, 11/15/10......             200,000          223,250
Iron Mountain, Inc., 10.125% Sr. Sub. Nts., 10/1/06........................              50,000           51,625
Protection One Alarm Monitoring, Inc., 0%/13.625% Sr. Disc. Nts., 6/30/05
  (12).....................................................................             200,000          185,000
                                                                                                     -----------
                                                                                                         459,875
                                                                                                     -----------
RETAIL  --  0.3%
Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04..............................             150,000          152,625
                                                                                                     -----------
TRANSPORTATION  --  0.2%
Railroads  --  0.1%
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc. Nts.,
  Series B, 12/15/03 (12)..................................................             100,000           76,500
                                                                                                     -----------
Shipping  --  0.1%
Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04..................              50,000           58,500
                                                                                                     -----------
UTILITIES  --  2.7%
Electric Utilities  --  0.4%
CalEnergy, Inc., 9.50% Sr. Nts., 9/15/06 (10)..............................              75,000           76,031
Calpine Corp., 10.50% Sr. Nts., 5/15/06 (10)...............................              50,000           52,125
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11.............             100,000          104,000
                                                                                                     -----------
                                                                                                         232,156
                                                                                                     -----------

Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                ---------------      ----------
Telecommunications  --  2.3%
Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04 (5)(12).....................     $       250,000      $   200,000
Cellular Communications International, Inc., Zero Coupon Sr. Disc. Nts.,
  12.154%, 8/15/00.........................................................             100,000           66,500
Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03 (12).................             150,000          129,750
MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04 (12).......             200,000          170,750
Omnipoint Corp., 11.625% Sr. Nts., 8/15/06 (10)............................             200,000          204,000
PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts., 10/1/03 (12)....             200,000          163,500
Teleport Communications Group, Inc., 0%/11.125% Sr. Disc. Nts., 7/1/07
  (12).....................................................................             250,000          161,875
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07 (5)...................             200,000          200,750
                                                                                                     -----------
                                                                                                       1,297,125
                                                                                                     -----------
Total Corporate Bonds and Notes (Cost $10,990,842).........................                           11,293,519
                                                                                                     -----------

                                                                                    Shares
                                                                                ---------------
COMMON STOCKS  --  0.0%
Finlay Enterprises, Inc. (13)..............................................                 333            4,995
Grand Union Co. (13).......................................................               1,767           11,927
                                                                                                     -----------
Total Common Stocks (Cost $32,539).........................................                               16,922
                                                                                                     -----------
                                                                                     Units
                                                                                     -----
RIGHTS, WARRANTS AND CERTIFICATES  --  0.0%
American Telecasting, Inc. Wts., Exp. 6/99.................................                 500            1,750
Capital Gaming International, Inc. Wts., Exp. 2/99 (5).....................               3,538              106
Cellular Communications International, Inc. Wts., Exp. 8/03 (5)............                 100            2,000
IntelCom Group, Inc. Wts., Exp. 9/05 (5)...................................                 495            7,673
Protection One, Inc. Wts., Exp. 6/05 (5)...................................                 640            8,400
                                                                                                     -----------
Total Rights, Warrants and Certificates (Cost $16,236).....................                               19,929
                                                                                                     -----------
                                                                                Face Amount (1)
                                                                                ---------------
STRUCTURED INSTRUMENTS  --  9.6%
Bayerische Landesbank Girozentrale, New York Branch:
  6.28% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97...........             250,000          249,737
  14% CD Linked Nts., 12/17/96 (indexed to the cross currency rates of
     Greek Drachma and European Currency Unit).............................             250,000          247,150
Canadian Imperial Bank, 10% CD British Pound Sterling Maximum Rate Linked
  Nts., 11/8/96 (indexed to the 3-month GBP LIBOR, multiplied by 9) (5)....             250,000          250,125

Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                ---------------      ----------
STRUCTURED INSTRUMENTS (CONTINUED)
Canadian Imperial Bank of Commerce, New York Branch:
  14% CD Linked Nts., 11/25/96 (indexed to the cross currency rates of
     Greek Drachma and European Currency Unit).............................     $       550,000      $   544,610
  16.75% CD Linked Nts., 4/16/97 (indexed to the Federation GKO, Zero
     Coupon, 4/9/97).......................................................             500,000          497,500
  17% CD Linked Nts., 2/26/97 (indexed to the Federation GKO, Zero Coupon,
     2/19/97)..............................................................             250,000          249,250
  17% CD Linked Nts., 4/2/97 (indexed to the Russian Federation GKO, Zero
     Coupon, 3/26/97)......................................................             250,000          248,875
  17.30% CD Linked Nts., 2/26/97 (indexed to the Federation GKO, Zero
     Coupon, 2/19/97)......................................................             100,000           99,700
Internationale Nederlanden (U.S.) Capital Holdings Corp., Zero Coupon:
  Chilean Peso Linked Nts., 11.122%, 12/11/96 (8)..........................             260,000          251,264
  Chilean Peso Linked Nts., 11.813%, 6/23/97 (8)...........................             140,000          126,728
  Indian Rupee Linked Nts., 15.672%, 12/20/96 (8)..........................             250,000          245,125
Lehman Brothers, Inc., Zero Coupon Citibank Czech Koruna Linked Nts.,
  12.399%, 11/21/96 (3) (8) (CZK)..........................................          13,500,000          499,309
Morgan Guaranty Trust Co. of New York, Nassau Branch, Zero Coupon Indian
  Rupee Currency Linked Nts., 17.392%, 11/27/96 (8)........................             125,000          124,071
Salomon Brothers, Inc., Zero Coupon:
  Brazilian Credit Linked Nts., 12.38%, 1/3/97 (indexed to the Brazilian
     National Treasury Nts., Zero Coupon, 1/2/97) (8)......................             400,000          392,920
  Brazilian Credit Linked Nts., 12.638%, 1/3/97 (indexed to the Brazilian
     National Treasury Nts., Zero Coupon, 1/2/97) (8)......................             280,000          275,044
  Chilean Peso Indexed Enhanced Access Nts.,
     12.145%, 12/11/96 (8).................................................             250,000          242,275
  Chilean Peso Indexed Enhanced Access Nts.,
     11.792%, 12/11/96 (8).................................................             250,000          242,350
  Chilean Peso Indexed Enhanced Access Nts.,
     11.792%, 12/18/96 (8).................................................             250,000          241,425
Swiss Bank Corp., New York Branch, 6.05% CD Linked Nts., 6/20/97 (indexed to the closing Nikkei 225 Index on 1/23/97, 5 yr. & 3 mos. Japanese Yen
  Swap rate & New Zealand Dollar)..........................................             250,000          252,312
                                                                                                     -----------
Total Structured Instruments (Cost $5,311,046).............................                            5,279,770
                                                                                                     -----------

                                                          Expiration
                                                             Date       Strike          Contracts
                                                          -----------   -------         ---------
PUT OPTIONS PURCHASED  --  0.3%
Australian Dollar Put Opt..............................       1/97        0.78 AUD        630,000             2,646
Bulgaria (Republic of) Interest Arrears Bonds:
  6.688%, 7/28/11 Put Opt..............................      11/96       41.10%               500             3,350
  6.688%, 7/28/11 Put Opt..............................      12/96       40.75%             6,400            63,360
Italy (Republic of) Treasury Bonds, Buoni del Tesoro
  Poliennali, 9.50%, 2/1/06 Put Opt....................       7/97       99.96 ITL            769             3,385
Swiss Franc Put Opt....................................       1/97        1.256CHF      4,030,266            71,658
                                                                                                       ------------
Total Put Options Purchased (Cost $147,375)............                                                     144,399
                                                                                                       ------------

Oppenheimer World Bond Fund

                                                                                                       Market
                                                                                                        Value
                                                                                Face Amount (1)      See Note 1
                                                                                ---------------      ----------
REPURCHASE AGREEMENT  --  4.7%
Repurchase agreement with Zion First National Bank, 5.52%, dated 10/31/96, to be repurchased at $2,600,399 on 11/1/96, collateralized by U.S.
  Treasury Nts., 5.75%-9.25%, 5/15/97-8/15/04, with a value of $2,654,829
  (Cost $2,600,000)........................................................     $     2,600,000      $ 2,600,000
                                                                                                     -----------
Total Investments, at Value (Cost $55,749,958).............................               104.5%      57,428,870
Liabilities in Excess of Other Assets......................................                (4.5)      (2,466,434)
                                                                                ---------------      -----------
Net Assets.................................................................               100.0%     $54,962,436
                                                                                ---------------      -----------
                                                                                ---------------      -----------

 1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP   -- Argentine Peso          ITL -- Italian Lira
AUD   -- Australian Dollar       JPY -- Japanese Yen
CAD   -- Canadian Dollar         MXP -- Mexican Peso
CHF   -- Swiss Franc             NOK -- Norwegian Krone
CZK   -- Czech Koruna            PLZ -- Polish Zloty
DEM   -- German Deutsche Mark    PTE -- Portuguese Escudo
DKK   -- Danish Krone            SEK -- Swedish Krona
GBP   -- British Pound Sterling  THB -- Thai Baht
IDR   -- Indonesian Rupiah

 2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

 3. When-issued security to be delivered and settled after October 31, 1996.

 4. Represents the current interest rate for a variable rate security.

 5. Identifies issues considered to be illiquid -- See Note 8 of Notes to Financial Statements.

 6. Securities with an aggregate market value of $80,300 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

 7. Represents the current interest rate for an increasing rate security.

 8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

 9. Indexed instrument for which the principal amount and/or interest is affected by the relative value of a foreign index.

10. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,983,374 or 3.61% of the Trust's net assets, at October 31, 1996.

11. Non-income producing  --  issuer is in default of interest payment.

12. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

13. Non-income producing security.

Oppenheimer World Bond Fund

14. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                            Contracts/Face     Expiration    Exercise          Premium     Market Value
                                           Subject to Call        Date        Price            Received     See Note 1
                                           ----------------    ----------    --------          --------    ------------

Call Option on Australian Dollar........         630,000        11/27/96        1.263AUD       $ 3,024       $  2,646
Call Option on British Pound Sterling...         305,000         1/30/97        0.613GBP         6,869          7,991
Call Option on Bulgaria (Republic of)
  Front-Loaded Interest Reduction Bearer
  Bonds, Tranche A, 2.25%, 7/28/12......             800         12/4/96       32.75%            6,000         12,400
Call Option on Bulgaria (Republic of)
  Front-Loaded Interest Reduction Bearer
  Bonds, Tranche A, 2.25%, 7/28/12......             800        11/29/96       32.13%            4,560         16,000
Call Option on Bulgaria (Republic of)
  Interest Arrears Bonds, 6.688%,
  7/28/11...............................             500        11/29/96       47.10%            2,850          3,000
Call Option on Swiss Franc..............       2,050,000          1/6/97        1.20 CHF         7,984          5,074
                                                                                               --------    ------------
                                                                                               $31,287       $ 47,111
                                                                                               --------    ------------
                                                                                               --------    ------------

     Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country                                                                Market Value    Percent
--------------------------------------------------------------------   ------------    -------

United States.......................................................   $26,650,930       46.4%
Mexico..............................................................     3,477,849        6.1
Great Britain.......................................................     3,063,048        5.3
Canada..............................................................     2,678,134        4.7
Brazil..............................................................     2,515,619        4.4
Jordan..............................................................     1,153,750        2.0
Indonesia...........................................................     1,126,665        2.0
Chile...............................................................     1,104,042        1.9
Russia..............................................................     1,095,325        1.9
Morocco.............................................................     1,072,922        1.9
Algeria.............................................................     1,068,750        1.9
Australia...........................................................     1,006,519        1.7
Denmark.............................................................       934,536        1.6
Sweden..............................................................       917,090        1.6
Bulgaria............................................................       809,210        1.4
Italy...............................................................       792,293        1.4
Argentina...........................................................       776,165        1.3
Jamaica.............................................................       701,729        1.2
Norway..............................................................       674,829        1.2
Venezuela...........................................................       665,438        1.2
Portugal............................................................       622,079        1.1
Panama..............................................................       595,289        1.0
Other...............................................................     3,926,659        6.8
                                                                       ------------    -------
Total...............................................................   $57,428,870      100.0%
                                                                       ------------    -------
                                                                       ------------    -------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1996
Oppenheimer World Bond Fund

ASSETS:
Investments, at value (cost $55,749,958)--see accompanying statement........................         $57,428,870
Cash........................................................................................              34,492
Unrealized appreciation on forward foreign currency exchange contracts--Note 5..............              11,763
Receivables:
  Investments sold..........................................................................           1,781,621
  Interest and principal paydowns...........................................................           1,209,582
  Closed forward foreign currency exchange contracts........................................              97,487
Other.......................................................................................               6,700
                                                                                                     -----------
     Total assets...........................................................................          60,570,515
                                                                                                     -----------

LIABILITIES:
Options written, at value (premiums received $31,287)--see accompanying
  statement--Note 7.........................................................................              47,111
Unrealized depreciation on forward foreign currency exchange contracts--Note 5..............               1,345
Payables and other liabilities:
  Investments purchased (including $3,677,202 purchased on a when-issued basis)--Note 1.....           5,382,470
  Trustees' fees............................................................................              52,551
  Closed forward foreign currency exchange contracts........................................              47,848
  Management and administrative fees........................................................              13,057
  Other.....................................................................................              63,697
                                                                                                     -----------
     Total liabilities......................................................................           5,608,079
                                                                                                     -----------
NET ASSETS..................................................................................         $54,962,436
                                                                                                     -----------
                                                                                                     -----------

COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest..................................................         $    66,155
Additional paid-in capital..................................................................          59,784,052
Undistributed net investment income.........................................................             523,824
Accumulated net realized loss on investments and foreign currency transactions..............          (7,083,779)
Net unrealized appreciation on investments and translation of assets and liabilities
  denominated in foreign currencies.........................................................           1,672,184
                                                                                                     -----------
NET ASSETS--applicable to 6,615,505 shares of beneficial interest outstanding...............         $54,962,436
                                                                                                     -----------
                                                                                                     -----------

NET ASSET VALUE PER SHARE...................................................................               $8.31
                                                                                                     -----------
                                                                                                     -----------

See accompanying Notes to Financial Statements.
14

STATEMENT OF OPERATIONS For the Year Ended October 31, 1996
Oppenheimer World Bond Fund

INVESTMENT INCOME:
Interest.....................................................................................         $5,494,494
Dividends....................................................................................              4,495
                                                                                                      ----------
       Total income..........................................................................          5,498,989
                                                                                                      ----------

EXPENSES:
Management fees--Note 4......................................................................            346,262
Administrative fees--Note 4..................................................................            106,520
Shareholder reports..........................................................................             62,296
Custodian fees and expenses..................................................................             47,072
Transfer agent and accounting service fees--Note 4...........................................             38,853
Trustees' fees and expenses--Note 1..........................................................             38,181
Legal and auditing fees......................................................................             25,899
Registration and filing fees.................................................................             13,224
Other........................................................................................              3,334
                                                                                                      ----------
       Total expenses........................................................................            681,641
                                                                                                      ----------
NET INVESTMENT INCOME........................................................................          4,817,348
                                                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments (including premiums on options exercised)......................................          1,311,255
  Closing of futures contracts...............................................................           (254,443)
  Closing and expiration of options written..................................................           (123,206)
  Foreign currency transactions..............................................................            240,445
                                                                                                      ----------
          Net realized gain..................................................................          1,174,051
                                                                                                      ----------
Net change in unrealized appreciation or depreciation on:
  Investments................................................................................          1,269,875
  Translation of assets and liabilities denominated in foreign currencies....................           (193,128)
                                                                                                      ----------
       Net change............................................................................          1,076,747
                                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN.............................................................          2,250,798
                                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................         $7,068,146
                                                                                                      ----------
                                                                                                      ----------

See accompanying Notes to Financial Statements.
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer World Bond Fund

                                                                                         Year Ended October 31,
                                                                                          1996           1995
                                                                                       -----------    -----------
OPERATIONS:
Net investment income...............................................................   $ 4,817,348    $ 4,710,494
Net realized gain (loss)............................................................     1,174,051     (1,281,279)
Net change in unrealized appreciation or depreciation...............................     1,076,747        943,379
                                                                                       -----------    -----------
       Net increase in net assets resulting from operations.........................     7,068,146      4,372,594
                                                                                       -----------    -----------

DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income................................................    (4,445,589)    (4,472,033)
                                                                                       -----------    -----------
Total increase (decrease)...........................................................     2,622,557        (99,439)

NET ASSETS:
Beginning of period.................................................................    52,339,879     52,439,318
                                                                                       -----------    -----------
End of period [including undistributed (overdistributed) net investment income of
  $523,824 and $(79,149), respectively].............................................   $54,962,436    $52,339,879
                                                                                       -----------    -----------
                                                                                       -----------    -----------

See accompanying Notes to Financial Statements.
16

FINANCIAL HIGHLIGHTS
Oppenheimer World Bond Fund

                                                           Year Ended October 31,
                                           -------------------------------------------------------
                                            1996        1995        1994        1993        1992
                                           -------     -------     -------     -------     -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period...    $  7.91     $  7.93     $  8.54     $  8.55     $  8.97
                                           -------     -------     -------     -------     -------
Income (loss) from investment
  operations:
  Net investment income................        .73         .71         .69         .82         .89
  Net realized and unrealized gain
    (loss).............................        .34        (.05)       (.61)         --        (.39)
                                           -------     -------     -------     -------     -------
    Total income from investment
      operations.......................       1.07         .66         .08         .82         .50
                                           -------     -------     -------     -------     -------
Dividends and distributions to
  shareholders:
  Dividends from net investment
    income.............................       (.67)       (.68)       (.68)       (.75)       (.92)
  Tax return of capital distribution...         --          --        (.01)       (.08)         --
                                           -------     -------     -------     -------     -------
    Total dividends and distributions
      to shareholders..................       (.67)       (.68)       (.69)       (.83)       (.92)
                                           -------     -------     -------     -------     -------
Net asset value, end of period.........    $  8.31     $  7.91     $  7.93     $  8.54     $  8.55
                                           -------     -------     -------     -------     -------
                                           -------     -------     -------     -------     -------
Market value, end of period............    $  7.50     $  7.00     $  7.00     $  8.00     $  8.63

TOTAL RETURN, AT MARKET VALUE(1).......      16.40%       9.09%      (4.84)%      2.22%       0.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)...........................    $54,962     $52,340     $52,439     $56,526     $55,668
Average net assets (in thousands)......    $53,309     $51,207     $54,380     $55,877     $56,970
Ratios to average net assets:
    Net investment income..............       9.04%       9.20%       8.90%       9.59%      10.13%
    Expenses...........................       1.28%       1.24%       1.24%       1.22%       1.32%
Portfolio turnover rate(2).............      260.8%      344.2%      315.5%      112.5%       98.4%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 1996 were $128,034,915 and $123,825,672, respectively. For the years ended October 31, 1995 and 1994, purchases and sales of investment securities included mortgage 'dollar-rolls.'

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Oppenheimer World Bond Fund

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer World Bond Fund (the Fund), formerly named Oppenheimer Multi-Government Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to seek high current income. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation--Portfolio securities are valued at the close of the New York Stock Exchange on the last day of each week on which day the New York Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term 'non-money market' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term 'money market type' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

Securities Purchased on a When-Issued Basis--Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of October 31, 1996, the Fund had entered into outstanding when-issued or forward commitments of $3,677,202.

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage 'dollar-rolls' in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

Security Credit Risk--The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market

Oppenheimer World Bond Fund

fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.

Foreign Currency Translation--The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Repurchase Agreements--The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Federal Taxes--The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $6,951,000, which expires between 1998 and 2003.

Trustees' Fees and Expenses--The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1996, a provision of $15,483 was made for the Fund's projected benefit obligations and payments of $1,214 were made to retired trustees, resulting in an accumulated liability of $41,703 at October 31, 1996.

Distributions to Shareholders--The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be made at least once each year.

Classification of Distributions to Shareholders-- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

During the year ended October 31, 1996, the Fund adjusted the classification of net investment income and capital gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October

Oppenheimer World Bond Fund

31, 1996, amounts have been reclassified to reflect an increase in undistributed net investment income of $145,857. Accumulated net realized loss on investments was increased by the same amount. In addition, to properly reflect foreign currency gain in the components of capital, $85,357 of foreign exchange gain determined according to U.S. Federal income tax rules has been reclassified from accumulated net realized loss to undistributed net investment income.

Other--Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the years ended October 31, 1996 and 1995.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At October 31, 1996 net unrealized appreciation on investments and options written of $1,663,088 was composed of gross appreciation of $2,061,485, and gross depreciation of $398,397.

4. MANAGEMENT AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.65% on the Fund's average annual net assets.

Mitchell Hutchins Asset Management Inc. serves as the Fund's Administrator. The Fund pays the Administrator an annual fee of 0.20% of the Fund's average annual net assets.

The Manager acts as the accounting agent for the Fund at an annual fee of $18,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future

Oppenheimer World Bond Fund

date, at a negotiated rate. The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At October 31, 1996, the Fund had outstanding forward contracts to purchase and sell currencies as follows:

                                                             Contract
                                                              Amount           Valuation as of       Unrealized     Unrealized
Contracts to Purchase                   Expiration Date       (000s)           October 31, 1996     Appreciation   Depreciation
-----------------------------------  ---------------------   --------        --------------------   ------------   ------------

Spanish Peseta (ESP)...............               10/20/97     49,220ESP          $  381,596          $  3,555        $   --
Italian Lira (ITL).................    10/20/97 - 10/30/97    926,437ITL             602,422             4,197            --
Mexican Peso (MXP).................                11/1/96      1,147MXP             142,258                --         1,201
                                                                                  ----------        ----------        ------
                                                                                  $1,126,276             7,752         1,201
                                                                                  ----------        ----------        ------
                                                                                  ----------
Contracts to Sell
-----------------
Swiss Franc (CHF)..................               10/20/97        920CHF          $  751,304          $  3,723        $   --
Japanese Yen (JPY).................    12/20/96 - 10/30/97     27,350JPY             250,963               288           144
                                                                                  ----------        ----------        ------
                                                                                  $1,002,267             4,011           144
                                                                                  ----------        ----------        ------
                                                                                  ----------
    Total Unrealized Appreciation and Depreciation                                                    $ 11,763        $1,345
                                                                                                    ----------        ------
                                                                                                    ----------        ------

6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be

Oppenheimer World Bond Fund

more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At October 31, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                         Valuation
                                           as of
               Expiration   Number of   October 31,    Unrealized
                  Date      Contracts      1996       Depreciation
               ----------   ---------   -----------   ------------

U.S. Treasury
  Bonds.......   12/96           1       $ 113,000       $1,938

7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Oppenheimer World Bond Fund

Written option activity for the year ended October 31, 1996 was as follows:

                          Call Options             Put Options
                     ----------------------     -----------------
                       Number      Amount       Number    Amount
                         of          of           of        of
                      Options     Premiums      Options  Premiums
                     ----------   ---------     ------   --------

Options outstanding
 at October 31,
 1995..............       2,837   $  35,528        --   $     --
Options written....  11,204,398     148,271       657     22,747
Options closed or
 expired...........  (7,874,086)   (149,671)     (657)   (22,747)
Options
 exercised.........    (346,049)     (2,841)       --         --
                     ----------   ---------     ------  --------
Options outstanding
 at October 31,
 1996..............   2,987,100   $  31,287        --   $     --
                     ----------   ---------     ------  --------
                     ----------   ---------     ------  --------

8. ILLIQUID AND RESTRICTED SECURITIES

At October 31, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at October 31, 1996 was $3,643,988, which represents 6.63% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                                     Valuation
                                                                                                     Per Unit
                                                                                          Cost         as of
                                                                          Acquisition      Per      October 31,
Security                                                                     Date         Unit         1996
-----------------------------------------------------------------------   -----------    -------    -----------

Canadian Imperial Bank, 10% CD British Pound Sterling Maximum Rate
  Linked Nts., 11/8/96.................................................     4/28/95      $100.00      $100.05

INDEPENDENT AUDITORS' REPORT
Oppenheimer World Bond Fund

The Board of Trustees and Shareholders of
Oppenheimer World Bond Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer World Bond Fund (formerly Oppenheimer Multi-Government Trust) as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer World Bond Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
November 21, 1996

FEDERAL INCOME TAX INFORMATION (Unaudited)
Oppenheimer World Bond Fund

In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Dividends paid by the Fund during the fiscal year ended October 31, 1996 which are not designated as capital gain distributions should be multiplied by 0.09% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

SHAREHOLDER MEETING (Unaudited)

On July 19, 1996, an annual shareholder meeting was held at which the five Trustees identified below were elected, the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the fiscal year beginning November 1, 1995 was ratified (Proposal No. 1) and the change in the investment policy (Proposal No. 2) was approved. The following is a report of the votes cast:

                                                                      Withheld/      Broker
             Nominee/Proposal                    For       Against     Abstain      Non-Votes      Total
-------------------------------------------   ---------    -------    ----------    ---------    ---------

Bridget A. Macaskill.......................   5,290,193         --      159,970       66,290     5,516,453
Elizabeth B. Moynihan......................   5,282,704         --      167,459       66,290     5,516,453
Sidney M. Robbins..........................   5,238,525         --      211,638       66,290     5,516,453
Donald W. Spiro............................   5,286,183         --      163,980       66,290     5,516,453
Pauline Trigere............................   5,240,393         --      209,770       66,290     5,516,453
Proposal No. 1.............................   5,379,504     17,484       53,175       66,290     5,516,453
Proposal No. 2.............................   3,002,732    197,370      115,378       66,290     3,381,770

GENERAL INFORMATION CONCERNING THE FUND

Oppenheimer World Bond Fund (the Fund) is a closed-end diversified management investment company with a primary investment objective of seeking high current income. The Fund's secondary investment objective is capital appreciation. In seeking its objectives, as a non-fundamental policy, the Fund will invest at least 65% of its total assets in debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by foreign governments, their political subdivisions, agencies or instrumentalities, including supranational entities. Additionally, as a non-fundamental policy, the Fund will invest at least 50% of its net assets in foreign securities.

The Fund may also invest in certain other securities, including fixed income securities of domestic and foreign corporations certain of which could be high-yield, 'lower-grade' debt instruments, and participation interests, and may invest in a number of different kinds of 'derivative investments.' The Fund may engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. The investment adviser to the Fund is OppenheimerFunds, Inc. (the Manager).

Portfolio Managers of the Fund are Thomas P. Reedy, David A. Rosenberg and Ashwin K. Vasan, who also serve as Vice Presidents of the Fund and of the Manager, and are officers of certain mutual funds managed by the Manager (Oppenheimer funds). Messrs. Reedy, Rosenberg and Vasan have been the persons principally responsible for the day-to-day management of the Fund's portfolio since August 1993, June 1994 and August 1993, respectively. During the past five years, Mr. Reedy served as a securities analyst for the Manager, and, prior to joining the Manager, Mr. Rosenberg served as an officer and portfolio manager for Delaware Investment Advisers and one of its mutual funds and Mr. Vasan served as a securities analyst for Citibank, N.A.

Dividend Reinvestment and Cash Purchase Plan -- Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant.

Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable to Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information -- The Shares are traded on the NYSE. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation 'OppenWrld Bnd.' The Fund's NYSE trading symbol is OWB. Weekly net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called 'Closed-End Bond Funds.'

OPPENHEIMER WORLD BOND FUND

      Officers And Trustees
      Leon Levy, Chairman of the Board of Trustees
      Donald W. Spiro, Vice Chairman of the
        Board of Trustees
      Bridget A. Macaskill, Trustee and President
      Robert G. Galli, Trustee
      Benjamin Lipstein, Trustee
      Elizabeth B. Moynihan, Trustee
      Kenneth A. Randall, Trustee
      Edward V. Regan, Trustee
      Russell S. Reynolds, Jr., Trustee
      Sidney M. Robbins, Trustee
      Pauline Trigere, Trustee
      Clayton K. Yeutter, Trustee
      Thomas P. Reedy, Vice President
      David A. Rosenberg, Vice President
      Ashwin K. Vasan, Vice President
      George C. Bowen, Treasurer
      Robert J. Bishop, Assistant Treasurer
      Scott T. Farrar, Assistant Treasurer
      Andrew J. Donohue, Secretary
      Robert G. Zack, Assistant Secretary

      Investment Adviser
      OppenheimerFunds, Inc.

      Administrator
      Mitchell Hutchins Asset Management Inc.

      Transfer Agent and Registrar
      Shareholder Financial Services, Inc.

      Custodian of Portfolio Securities
      The Bank of New York

      Independent Auditors
      KPMG Peat Marwick LLP

      Legal Counsel
      Gordon Altman Butowsky Weitzen
        Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer World Bond Fund. It does not offer for sale or solicit orders to buy any securities.

Notice is  hereby given  in  accordance with  Section  23(c) of  the  Investment
      Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

RA0675.001.1296 [Logo]  Printed on recycled paper


               1996 ANNUAL REPORT

               OPPENHEIMER
               WORLD  BOND  FUND

               OCTOBER 31, 1996

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